Exhibit 10.3(c)

AMENDMENT NO. 02

Dated  July 23, 2012

TO

that certain Loan and Security Agreement No. 1991

dated as of March 21, 2011, (“Agreement”), by and between

LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (“Lender”) and

KYTHERA BIOPHARMACEUTICALS, INC.   (“Borrower”).

WHEREAS,  Borrower and Lender have previously entered into the Agreement;

WHEREAS,  Borrower has requested that Lender modify certain terms of its existing term loan financing under the Agreement;

WHEREAS, Lender has agreed to do so under the Agreement, subject to all of the terms and conditions hereof and of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree to modify the Agreement and to perform such other covenants and conditions as follows:

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following amendments and modifications:

I.                                        Section 1.1 of the Agreement, the following definitions shall be deleted in their entirety and replaced with the following:

“Commitment Termination Date” means the earliest to occur of (i) (a) October 1, 2012 if Borrower has not drawn at least $5,000,000 by such date or (b) December 1, 2012; (ii) at Lender’s discretion, any Event of Default; (iii) the date on which Keith Leonard ceases to serve as President and Chief Executive Officer of Borrower; (iv) the date on which Versant Ventures, Prospect Venture Partners, or ARCH Venture Partners cease to have a representative on Borrower’s Board of Directors; or (v) the date on which the Borrower ceases to be in the business of developing novel therapeutics for aesthetic medicine.

“Warrant” means the Warrant in favor of Lender and its affiliates to purchase securities of Borrower substantially in the form of Exhibit C to the Agreement, as amended by the Warrant Amendment and the New Warrant, as amended by the New Warrant Amendment.

II.                                   Section 1.1 of the Agreement, the following definitions shall be added:

“Amendment 02”  means Amendment No. 02 to the Agreement between Borrower and Lender dated as of July     , 2012.

“New Warrant Amendment” means the form attached hereto as Exhibit C-3 which shall amend the New Warrant between Borrower and Lender dated December 30, 2011.

III.                              Conditions Precedent to the effectiveness of Amendment 02:

The obligation of Lender to enter into this Amendment 02 is subject to the performance and fulfillment of each and every of the following conditions precedent in form and substance satisfactory to Lender in its sole discretion:

(a)                                 This Amendment 02 shall have been duly executed and delivered by Borrower.

(b)                                 Borrower shall have duly executed and delivered the New Warrant Amendment.

(d)                                 Without limiting the foregoing or Lender’s rights or Borrower’s Obligations under the Agreement, such consents, including the approvals of Borrower’s board of directors, amendments, filings, recordations, or other documents from any persons or entities necessary to maintain the perfection and priority of Lender’s security interest in the Collateral as originally configured, in form and substance satisfactory to Lender in its sole discretion, shall have been delivered by Borrower to Lender.

(e)                                  A good standing certificate from Borrower’s state of incorporation or formation and the states in which Borrowers maintain a place of business, together with certificates of the applicable governmental authorities stating that Borrower is in compliance with the franchise tax laws of each such state (to the extent available as of the date hereof), each dated as of a recent date shall have been delivered to Lender.

(f)                                   All necessary consents of shareholders, members, and other third parties with respect to the execution, delivery and performance of Agreement, Amendment 01, Amendment 02, and the other Loan Documents shall have been delivered to Lender.

VI.                               Additional Terms and Conditions

(a)                                 Further Conditions.  The following are conditions precedent to Lender’s obligations hereunder,:

(i)                                     Borrower shall deliver an Incumbency Certificate attached hereto as Exhibit E-1, certified by responsible officers of Borrower, and attachments thereto including the resolutions adopted by Borrower’s board of directors authorizing the execution and delivery of this Amendment 02 and the other documents referred to in this Amendment 02 and the performance by Borrower of its obligations under such documents.

(ii)                                  Borrower shall execute and deliver all other documents, as Lender shall have reasonably requested prior to the execution by Borrower and Lender of this Amendment 02.

(iii)                               Borrower shall agree to promptly pay all Lender’s Expenses for the preparation and negotiation of this Amendment 02 when requested.

(b)                                 Representations and Warranties of Borrower. Borrower reaffirms that the representations and warranties made to Lender in the Agreement are true and correct in all material respects as of the date hereof (other than representations and warranties made on a specific date, in which case such representations and warranties shall be true and correct in all material respects as of the date made) as though fully set forth herein. Borrower further warrants and represents, as a significant material inducement to Lender to enter hereinto, that: (i) no Events of Default have occurred that have not been disclosed to Lender by Borrower in writing and all previously disclosed Events of Default have been cured; (ii) it is not and has no reason to believe it may be named as a party to any judicial or administrative proceeding, litigation or arbitration, and has not received any communication from any person or entity (whether private or governmental) threatening or indicating the same, except as previously disclosed to Lender in writing; (iii) it is in full compliance with Section 7.10 of the Agreement; and (iv) the information provided on the attached Disclosure Schedule is complete and accurate.

(c)                                  No Control.  Borrower warrants and represents, as a significant material inducement to Lender to enter hereinto, that none of Lender nor any affiliate, officer, director, employee, agent, or attorney of Lender, have at any time, from Borrower’s date of formation through to the date hereof, (i) exercised management or other control over the Borrower, (ii) exercised undue influence over Borrower or any of its officers, employees or directors, (iii) made any representation or warranty, express or implied, to any party on behalf of Borrower, (iv) entered into any joint venture, agency relationship, employment relationship, or partnership with Borrower, (v) directed or instructed Borrower on the manner, method, amount, or identity of payee of any payment made to any creditor of Borrower, and further, Borrower warrants and represents that by entering hereinto Lender has not, is not and will not have engaged in any of the foregoing.

VII.                          Integration Clause.  This Amendment 02 and the Agreement (as amended by Amendment 01 and this Amendment 02) represents and documents the entirety of the agreement and understanding of the parties hereto with respect to its subject matter.  All prior understandings, whether oral or written, other than the Loan Documents, are hereby merged hereinto.  NONE OF THE AGREEMENT OR THIS AMENDMENT 02 MAY BE MODIFIED EXCEPT BY A WRITING SIGNED BY LENDER AND BORROWER.  Each provision hereof shall be severable from every other provision when determining its legal enforceability such that Lender’s rights and remedies under this Amendment 02and the Agreement may be enforced to the maximum extent permitted under applicable law.  This Amendment 02 shall be binding upon, and inure to the benefit of, each party’s respective permitted successors and assigns.  This Amendment 02 may be executed in counterpart originals, all of which, when taken together, shall constitute one and the same original document.  No provision of any other document between Lender and Borrower shall limit the effectiveness hereof or the rights and remedies of Lender against Borrower.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:		LENDER:

KYTHERA BIOPHARMACEUTICALS, INC.		LIGHTHOUSE CAPITAL PARTNERS VI, L.P.

By:	/s/ Keith R. Leonard	By:	LIGHTHOUSE MANAGEMENT
PARTNERS VI, L.L.C., its general partner
Name:	Keith R. Leonard

Title:	President and CEO	By:	/s/ Ryan Turner

		Name:	Ryan Turner

		Title:	Managing Director

EXHIBIT C-3

NEW WARRANT AMENDMENT

(See Exhibit 4.5(b))

EXHIBIT E-2

INCUMBENCY CERTIFICATE

The undersigned, John W. Smither, hereby certifies that:

1.                                      He/She is the duly elected and acting Chief Financial Officer of KYTHERA BIOPHARMACEUTICALS, INC., a Delaware corporation (the “Company”).

2.                                      That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE

Keith Leonard	President & Chief Executive Officer

John W. Smither	Chief Financial Officer

3.                                      Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4.                                      Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5.                                      Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of an amendment to the  loan facility with Lighthouse Capital Partners VI, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on July 23, 2012.

KYTHERA BIOPHARMACEUTICALS, INC.

By:

Name:	John W. Smither

Title:	Chief Financial Officer

I, the President and Chief Executive Officer of the Company, do hereby certify that John W. Smither is the duly qualified, elected and acting Chief Financial Officer of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Incumbency Certificate on July 23, 2012.

KYTHERA BIOPHARMACEUTICALS, INC.

By:

Name:	Keith Leonard

Title:	President and Chief Executive Officer

SCHEDULE 1

DISCLOSURE SCHEDULE

DEPOSIT AND SECURITIES ACCOUNTS

	Account Information:		Contact Information for Account:
	Bank Name:	Silicon Valley Bank	Contact Name:	Wendi Krabel
Account	Address:	3003 Tasman Drive	Phone:	XXXXX
Number	City, State, Zip:	Santa Clara, CA 95054	Fax:	XXXXX
1	Phone:	XXXXX	E-mail:	XXXXX
(ACH	Fax:
Account)	Type of Account:	XXXXX
	Account number:	XXXXX

	Bank Name:	JP Morgan Chase Bank	Contact Name:	Mark Sims
Account	Address:	1 Chase Manhattan Plaze,	Phone:	XXXXX
Number	Floor 18, NY1-A306		Fax:	XXXXX
2	City, State, Zip:	New York, NY 10005-1401	E-mail:	XXXXX
	Phone:	XXXXX
	Fax:	XXXXX
	Type of Account:	XXXXX
	Account number:	XXXXX

	Bank Name:	JP Morgan Chase Bank	Contact Name:	Mark Sims
Account	Address:	125 London Wall	Phone:	XXXXX
Number	City, State, Zip:	London EC27 SAJ	Fax:	XXXXX
3	Phone:	XXXXX	E-mail:	XXXXX
Fax:
	Type of Account:	XXXXX
	Account number:	XXXXX

Account	Bank Name:	SVB Asset Management	Contact Name:	Ninh Chung
Number	Address:	555 Mission Street, Suite	Phone:	XXXXX
4	900		Fax:	XXXXX
	City, State, Zip:	San Francisco, CA 94105	E-mail:	XXXXX
	Phone:		or
	Fax:		Contact Name:	Judy Lee
	Type of Account:	XXXXX	Phone:	XXXXX
	Account number:	XXXXX	Fax:	XXXXX
			E-mail:	XXXXX

PERMITTED LIENS

EXISTING LIENS	Lender’s Lien under the Agreement.

SUBSIDIARIES

1.             Kythera Biopharmaceuticals Australia PTY LTD, a company organized under the laws of Australia.

c/o Blake Dawson, Level 26, 181 William Street, Melbourne, VIC 3000 Australia

2.             Kythera Biopharmaceuticals (Europe) Limited, a company organized under the laws of England and Wales.

21 St. Thomas Street, Bristol BS1 6JS UK

PRIOR NAMES

Bulldog Corp.

Dermion, Inc.

AESTERx, Inc.

LITIGATION AND ADMINISTRATIVE PROCEEDINGS

None

BUSINESS PREMISES

	Each Location Address where Lighthouse Capital Partners has financed assets:		Landlord/Property Management Information:
Current	Contact Name:	John Smither	Contact Name:	Joseph T. Amoroso,
Headquarters	Address:	27200 West Agoura Rd.,	President of Manager
(Location 1)	Suite 200		Company Name:	27200 Associates, LLC,
	City, State, Zip:	Calabasas, CA 91301	a California Limited Liability Company
	Phone:	XXXXX	Address:	27200 Agoura Rd., Suite 200
	Fax:	XXXXX	City, State, Zip:	Calabasas, CA 91301
			Phone:	XXXXX
			Fax:	XXXXX